AMENDMENT NO. 10
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM INTERNATIONAL MUTUAL FUNDS
(INVESCO INTERNATIONAL MUTUAL FUNDS)
          This Amendment No.10 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (the “Trust”) amends, effective September 24, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to (i) add Class R6 Shares to select funds and (ii) change the name of Institutional Class Shares to Class R5 Shares;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 16, 2012.

By: Name:	/s/ John M. Zerr John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Asia Pacific Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class Y Shares

Invesco European Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class Y Shares

Investor Class Shares
Invesco Global Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Global Opportunities Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco Global Small & Mid Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R5 Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Global Select Companies Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Invesco International Core Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares

Investor Class Shares
Invesco International Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class Y Shares”